T. Rowe Price Health Sciences Fund

T. Rowe Price Health Sciences Fund—I Class

T. Rowe Price Health Sciences Portfolio

T. Rowe Price Health Sciences Portfolio—II

Supplement to Prospectuses Dated May 1, 2016

Effective September 1, 2016, the T. Rowe Price Health Sciences Fund, T. Rowe Price Health Sciences Fund—I Class, T. Rowe Price Health Sciences Portfolio, and T. Rowe Price Health Sciences Portfolio—II (Funds) will resume accepting new accounts and purchases from most new direct investors. The Funds were closed to new investors on June 1, 2015, due to significant purchases and asset growth, which created challenges for the portfolio manager to invest fully in the health sciences industry. Given changed market conditions, the Funds’ investment adviser and Boards of Directors concluded it was in the shareholders’ best interests to reopen the Funds to new accounts.

Accordingly, effective September 1, 2016, the first sentence under “Purchase and Sale of Fund Shares” in Section 1, and the first four paragraphs under “More Information About the Fund and Its Investment Risks” in Section 3, are deleted in their entirety from each prospectus.

Financial intermediaries, insurance companies, and other institutional clients should contact T. Rowe Price Financial Institution Services or their relationship manager to determine eligibility to open new accounts and purchase shares of the Funds.

The date of this supplement is August 10, 2016.

F114-041 8/10/16